UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                      placeCityWashington, StateD.C. 20549

                            -------------------------

                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 25, 2006


                          NGP CAPITAL RESOURCES COMPANY
             (Exact name of Registrant as specified in its charter)



         Maryland                      814-00672                20-1371499
(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)          Identification No.)



1221 McKinney Street, Suite 2975                                77010
        Houston, Texas                                        (Zip Code)
(Address of principal executive offices)


     Registrant's Telephone Number, including area code:  (713) 752-0062

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal  Officers;  Election of
            Directors;  Appointment of Principal Officers.

     On August 25, 2006, NGP Capital Resources Company (the "Company") issued a press release announcing that Richard A. Bernardy, the Company's Chief Operating Officer, is leaving the Company. A copy of the press release is included as
Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

         c.   Exhibits

              99.1 NGP Capital Resources Company Press Release dated August 25, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NGP CAPITAL RESOURCES COMPANY

                                       By: /s/ John H. Homier
                                           -----------------------------------
                                           John H. Homier
                                           President and Chief Executive Officer


Date:    August 25, 2006


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                                  EXHIBIT INDEX

Exhibit
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Number        Description
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99.1          NGP Capital Resources Company Press Release dated August 25, 2006.